Provisions	12 Months Ended
Dec. 31, 2018
Provisions [abstract]
Provisions

The notes included in this section focus on the Barclays Bank Group’s accruals, provisions and contingent liabilities. Provisions are recognised for present obligations arising as consequences of past events where it is probable that a transfer of economic benefit will be necessary to settle the obligation, and it can be reliably estimated. Contingent liabilities reflect potential liabilities that are not recognised on the balance sheet.

			Undrawn contractually committed facilities and guarantees provided[a]	Conduct redress		Legal, competition and regulatory matters
	Onerous contracts	Redundancy and restructuring		Payment Protection Insurance	Other customer redress		Sundry provisions	Total
	£m	£m	£m	£m	£m	£m	£m	£m
Barclays Bank Group
As at 1 January 2018	143	106	420	1,606	639	435	294	3,643
Additions	58	82	462	400	119	1,668	37	2,826
Amounts utilised	(51)	(71)	(11)	(308)	(182)	(1,633)	(63)	(2,319)
Unused amounts reversed	(15)	(29)	(554)	-	(12)	(98)	(24)	(732)
Transfer of UK banking business	(48)	(16)	(87)	(1,698)	(428)	(2)	(26)	(2,305)
Exchange and other movements	3	(4)	(13)	-	(9)	41	(4)	14
As at 31 December 2018	90	68	217	-	127	411	214	1,127

Provisions expected to be recovered or settled within no more than 12 months after 31 December 2018 were £791m (2017: £2,242m).

In Q1 2018, prior to the transfer of the UK banking business to Barclays Bank UK PLC, a £400m addition relating to PPI was recognised in Barclays Bank Group.

Onerous contracts

Onerous contract provisions comprise an estimate of the costs involved with fulfilling the terms and conditions of contracts net of any expected benefits to be received.

Redundancy and restructuring

These provisions comprise the estimated cost of restructuring, including redundancy costs where an obligation exists. Additions made during the year relate to formal restructuring plans and have either been utilised, or reversed, where total costs are now expected to be lower than the original provision amount.

Undrawn contractually committed facilities and guarantees

Impairment allowance under IFRS 9 considers both the drawn and the undrawn counterparty exposure. For retail portfolios, the total impairment allowance is allocated to the drawn exposure to the extent that the allowance does not exceed the exposure as ECL is not reported separately. Any excess is reported on the liability side of the balance sheet as a provision. For wholesale portfolios the impairment allowance on the undrawn exposure is reported on the liability side of the balance sheet as a provision. Provisions are made if it is probable that a facility will be drawn and the resulting asset is expected to have a realisable value that is less than the amount advanced.

Customer redress

Customer redress provisions comprise the estimated cost of making redress payments to customers, clients and counterparties for losses or damages associated with inappropriate judgement in the execution of Barclays Bank Group’s business activities. Provisions for other customer redress include smaller provisions across the retail and corporate businesses which are likely to be utilised in the next 12 months.

Legal, competition and regulatory matters

The Barclays Bank Group is engaged in various legal proceedings, both in the UK and a number of other overseas jurisdictions, including the US. For further information in relation to legal proceedings and discussion of the associated uncertainties, please refer to Note 28.

Sundry provisions

This category includes provisions that do not fit into any of the other categories, such as fraud losses and dilapidation provisions.